UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                                 August 7, 2006
                -------------------------------------------------
                Date of Report (Date of earliest event reported)


                       INTERCELL INTERNATIONAL CORPORATION
              -----------------------------------------------------
             (Exact name of Registrant as specified in its charter)


    Nevada                           0-14306                       84-0928627
--------------------------------------------------------------------------------
(State or other jurisdiction   (Commission File Number)        (IRS Employer
of incorporation)                                         Identification Number)


                           370 17th Street, Suite 3640
                             Denver, Colorado 80202
            --------------------------------------------------------
               (Address of principal executive offices) (Zip Code)


                                 (303) 592-1010
             ------------------------------------------------------
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                Section 1 - Registrant's Business and Operations

Item 1.01 Entry into a Material Definitive Agreement

Agreement and Plan of Reorganization

         On August 7, 2006, NewMarket China, Inc. ("NewMarket China"), a wholly-owned subsidiary of NewMarket Technology, Inc. ("NMKT"), executed an Agreement and Plan of Reorganization ("the Agreement") with Intercell International Corporation ("Intercell"). The Agreement provides for all of the issued and outstanding stock of NewMarket China, Inc., one thousand (1,000) shares held by NMKT to be exchanged for two million (2,000,000) restricted common shares of Intercell. As a result of the Agreement, NewMarket China will become the wholly-owned subsidiary of Intercell.

         The terms of the Agreement call for a closing of the reorganization on or before September 30, 2006.

         The text of the Agreement is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Item 1.02 Termination of a Material Definitive Agreement

        None

Item 1.03 Bankruptcy or Receivership

        None


                        Section 2 - Financial Information

Item 2.01 Completion of Acquisition or Disposition of Assets

        None

Item 2.02 Results of Operations and Financial Condition

        None

Item 2.03 Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant

        None

Item 2.04 Triggering Events That Accelerate or Increase a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement

        None

Item 2.05 Costs Associated with Exit or Disposal Activities

        None

Item 2.06 Material Impairments

        None


                     Section 3 - Securities Trading Markets

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

        None

Item 3.02 Unregistered Sales of Equity Securities

        None

Item 3.03 Material Modification to Rights of Security Holders

        None

       Section 4 - Matters Related to Accountants and Financial Statements

Item 4.01 Changes in Registrant's Certifying Accountant.

         None

                 Section 5 - Corporate Governance and Management

Item 5.01 Changes in Control of Registrant

        None

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

        None

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal
Year

        None

Item 5.04 Temporary Suspension of Trading Under Registrant's Employee Benefit Plans

        None

Item 5.05 Amendments to the Registrant's Code of Ethics, or Waiver of a Provision of the Code of Ethics.

        None

                       Section 6 - Asset-Backed Securities

Item 6.01 ABS Informational and Computational Material

        None

Item 6.02 Change of Servicer or Trustee

        None

Item 6.03 Change in Credit Enhancement or Other External Support

        None

Item 6.04 Failure to Make a Required Distribution

        None

Item 6.05 Securities Act Updating Disclosure

        None

                            Section 7 - Regulation FD

Item 7.01 Regulation FD Disclosure

Press Release

         The information in this Item 7.01 of this Current Report is furnished pursuant to Item 7.01 and shall not be deemed "filed" for any purpose, including for the purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that Section. The information in this Current Report on Form 8-K shall not be deemed incorporated by reference into any filing under the Securities Act or the Exchange Act regardless of any general incorporation language in such filing.

         On August 7, 2005, Intercell International Corporation and New Market Technology, Inc. issued a press release announcing the signing of the Agreement and Plan of Reorganization. The text of the press release is attached hereto as
Exhibit 99.1.

                            Section 8 - Other Events

Item 8.01 Other Events

        None


                  Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

(c) Exhibits. The following is a complete list of exhibits filed as part of this Report. Exhibit numbers correspond to the numbers in the exhibit table of Item 601 of Regulation S-B.

     Exhibit No.                                 Description
        10.01 Agreement and Plan of Reorganization by and between Intercell International Corporation, NewMarket China, Inc. and the subscribing shareholders of NewMarket Technology, Inc.*

         99.1        Press Release dated August 7, 2006*




--------------------
*Filed herewith

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  August 10, 2006                      INTERCELL INTERNATIONAL CORPORATION


                                        By: /s/ Kristi J. Kampmann
                                            ------------------------------------
                                            /s/ Kristi J. Kampmann
                                            Kristi J. Kampmann
                                            Chief Financial Officer